See notes to unaudited schedule of investments.

FS Energy Total Return Fund

Unaudited Schedule of Investments

As of July 31, 2020 (in thousands, except share and per share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Master Limited Partnerships—22.5%
Energy Transfer LP	(d)	Midstream	232,600	$1,743	$1,523
Enterprise Products Partners LP	(d)	Midstream	105,900	1,877	1,864
MPLX LP	(d)	Midstream	83,900	1,357	1,533
Total Master Limited Partnerships				4,977	4,920

Preferred Equity—8.5%
CenterPoint Energy, Inc., Series B, 7.0%	(d)	Downstream	27,000	1,049	976
PG&E Corp., 5.5%	(d)	Downstream	8,700	868	872
Total Preferred Equity				1,917	1,848

Common Equity—45.4%
AES Corp.	(d)	Downstream	39,200	556	597
Atlantica Yield p.l.c	(d)	Renewables	21,700	534	650
Cheniere Energy, Inc.	(d)	Midstream	13,400	626	663
Enbridge, Inc.	(d)	Midstream	22,250	646	712
Equitrans Midstream Corp.	(d)	Midstream	101,900	912	983
Kinder Morgan, Inc.	(d)	Midstream	109,200	1,464	1,540
Northland Power, Inc.	(d)	Renewables	24,900	580	682
Pembina Pipeline Corp.	(d)	Midstream	26,700	555	649
Plains GP Holdings LP, Class A Shares	(d)	Midstream	123,800	1,043	983
Rattler Midstream LP	(d)	Midstream	91,500	1,484	720
The Williams Companies, Inc.	(d)	Midstream	68,500	1,313	1,311
Vivint Solar, Inc.	(d)	Renewables	21,200	177	431
Total Common Equity				9,890	9,921

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—12.9%
BCP Raptor II, LLC, L+475, 11/3/25	(e)	Midstream	$1,579	$1,543	$1,020
Navitas Midstream Midland Basin, LLC, L+450, 12/13/24	(e)	Midstream	1,975	1,934	1,791
Total Senior Secured Loans—First Lien				3,477	2,811

Corporate Bonds—7.7%
KLX Energy Services Holdings, Inc., 11.5%, 11/1/25	(d) (f)	Service & Equipment	1,400	1,381	709
Moss Creek Resources Holdings, Inc., 10.5%, 5/15/27	(d) (f)	Upstream	1,600	1,351	966
Total Corporate Bonds				2,732	1,675
TOTAL INVESTMENTS—97.0%				$22,993	21,175
OTHER ASSETS IN EXCESS OF LIABILITIES—3.0%					658
NET ASSETS—100.0%					$21,833
Shares outstanding at period end (Class A)					600,924
Net asset value per common share at period end (Class A)					$7.28
Shares outstanding at period end (Class I)					2,398,699
Net asset value per common share at period end (Class I)					$7.28

See notes to unaudited schedule of investments.

FS Energy Total Return Fund

Unaudited Schedule of Investments (continued)

As of July 31, 2020 (in thousands, except share and per share amounts)

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value as of September 30, 2020 is determined by the board of trustees of FS Series Trust (the “Trust”).

(d)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (“BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of July 31, 2020, there were no securities rehypothecated by BNP.

(e)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of July 31, 2020, the three-month London Interbank Offered Rate (“L”) was 0.25%.

(f)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,675, which represents approximately 7.7% of net assets as of July 31, 2020.

FS Energy Total Return Fund

Notes to Unaudited Schedule of Investments

As of July 31, 2020 (in thousands)

Investment Portfolio

The information contained in this section should be read in conjunction with the Fund’s audited financial statements contained in its annual report for the fiscal year ended October 31, 2019.

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of July 31, 2020:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Master Limited Partnerships	$4,977	$4,920	23%
Preferred Equity	1,917	1,848	9%
Common Equity	9,890	9,921	47%
Senior Secured Loans—First Lien	3,477	2,811	13%
Corporate Bonds	2,732	1,675	8%
Total	$22,993	$21,175	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums, accretion of discounts and/or tax-basis return of capital, as applicable, on investments.

In general, under the 1940 Act, a Fund would be presumed to “control” a portfolio company if such Fund owned more than 25% of its voting securities or it had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if they owned 5% or more of its voting securities.

As of July 31, 2020, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of July 31, 2020:

Industry Classification	Fair Value	Percentage of Portfolio
Upstream	$966	5%
Midstream	15,292	72%
Downstream	2,445	12%
Renewables	1,763	8%
Service & Equipment	709	3%
Total	$21,175	100%

Under existing accounting guidance, fair value is defined as the price that a Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of July 31, 2020, the Fund’s investments were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Master Limited Partnerships	$4,920	$—	$—	$4,920
Preferred Equity	1,848	—	—	1,848
Common Equity	9,921	—	—	9,921
Senior Secured Loans—First Lien	—	2,811	—	2,811
Corporate Bonds	—	1,675	—	1,675
Total	$16,689	$4,486	$—	$21,175